UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 2, 2006

SCHICK TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

State of Delaware	000-22673	11-3374812
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

30-00 47th Avenue

Long Island City, New York 11101

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (718) 937-5765

(Former Name or Former Address, if

Changed Since Last Report)

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 2, 2006, Schick Technologies, Inc. issued a press release announcing its financial results for the fiscal third quarter ended December 31, 2005. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99.1:     Press Release, dated Thursday, February 2, 2006, of Schick Technologies, Inc., announcing its financial results for the fiscal third quarter ended December 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHICK TECHNOLOGIES, INC.
(Registrant)

Date:	February 2, 2006
By: /s/ Jeffrey T. Slovin
Jeffrey T. Slovin
CEO & President